UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2009
Ambassadors International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26420	91-1688605

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1071 Camelback Street Newport Beach, CA	92660

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 759-5900
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Asset Purchase Agreement
On April 16, 2009, Ambassadors International, Inc. (the “Company”) and its wholly-owned subsidiary, Ambassadors, LLC (“Travel and Events”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Travel And Event Services, LLC, a Delaware limited liability company (the “Buyer”). At the closing of the Purchase Agreement on April 16, 2009, the Buyer purchased from the Company and Travel and Events substantially all the assets related to Travel and Events’ (i) line of business referred to as “Ambassadors Convention Housing Services” and (ii) the line of business arranging full service housing for trade shows, associations and conventions (collectively, the “Purchased Business Lines”), for an aggregate purchase price of $500,000 in cash and the assumption of liabilities in the approximate amount of $3,800,000 (the “Disposition”). Under the terms of the Purchase Agreement, the Buyer is obligated to pay up to an additional $300,000 in cash to Travel and Events if net revenue for the calendar year ending December 31, 2009 related to the Purchased Business Lines exceeds certain thresholds. A copy of the Purchase Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K. A copy of the press release announcing the sale of Travel and Events is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
The Buyer acquired all of the equipment, accounts receivable, intellectual property, customer contracts, books and records and real property leases related to the Purchased Business Lines. The Buyer also assumed the accounts payable, liabilities related to customer contracts and certain other liabilities. Travel and Events will continue to operate its “Ambassadors Travel & Events” business related to corporate incentive travel planning and management.
The Purchase Agreement contains three year noncompetition and non-solicitation provisions covering the Company, Travel and Events and each of their respective affiliates. In addition, the Company and Travel and Events provided customary indemnification rights to the Buyer in connection with the Disposition.
The foregoing summary of the terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as an exhibit to this report. The Purchase Agreement contains certain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise. The Purchase Agreement is not intended as a document for investors to obtain factual information about the current state of affairs of the parties to the agreement. Rather, investors should look to other disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Item 2.01. Completion of Acquisition or Disposition of Assets.
As described in Item 1.01 of this report, on April 16, 2009, the Buyer purchased from the Company and Travel and Events substantially all the assets related to the Purchased Business Lines. The disclosures regarding the Disposition contained in Item 1.01 of this report are incorporated by reference into this Item 2.01.
This Current Report on Form 8-K contains or may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, including statements regarding expected costs and charges associated with the transactions described above. Forward-looking statements are generally identified by use of the terms “anticipate,” “estimate,” “expect,” “may,” “will” and similar expressions. Material risks and uncertainties exist regarding these statements and actual events or results may differ materially from those statements. For information about the factors that could cause such differences, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, including the information discussed under the caption “Risk Factors,” filed with the Securities and Exchange Commission on April 15, 2009 and the Company’s various other filings with the Securities and Exchange Commission.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
The Board of Directors of Ambassadors International, Inc.’s (the “Company”) appointed Arthur Rodney, age 66, to serve as the Company’s Interim Chief Executive Officer. Mr. Rodney also has served as a member of the Company’s Board of Directors since April 2008 and currently serves as the Chairman of the Board of Directors. Mr. Rodney been in the cruise industry for over 30 years. He served as Chief Financial Officer and President of Princess Cruises from 1970 to 1986. Mr. Rodney then created Crystal Cruises, a luxury cruise line, for a large Japanese shipping company and served as its President from 1987 until 1994. In 1994, at its request to develop and oversee the operations of two large cruise ships, Mr. Rodney joined The Walt Disney Company. He served as President of Disney Cruise Line until the end of 1999. From 2000, Mr. Rodney has been an independent consultant. Mr. Rodney holds licenses in New York and California as a Certified Public Accountant.
There is no arrangement or understanding between Mr. Rodney and any executive officer or director of the Company. There are no family relationships among Mr. Rodney and any of the Company’s executive officers or directors. Further, except for Mr. Rodney being a director of the Company, there are no transactions involving the Company and Mr. Rodney which would be reportable pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated April 16, 2009, by and among Travel And Events Services, LLC, Ambassadors, LLC and Ambassadors International, Inc.

99.1	Press release dated April 20, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.
Date: April 21, 2009	By:	/S/ MARK T. DETILLION
Mark T. Detillion
Chief Financial Officer

INDEX TO EXHIBITS ATTACHED TO THIS REPORT

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated April 16, 2009, by and among Travel And Events Services, LLC, Ambassadors, LLC and Ambassadors International, Inc.

99.1	Press release dated April 20, 2009.

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